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                                                               Exhibit (2)

                             STOCK TENDER AGREEMENT

                  STOCK TENDER AGREEMENT, dated as of December 21, 1999, by and among EMC Corporation, a Massachusetts corporation ("Parent"), Eagle Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Purchaser"), Computer Concepts Corp., a Delaware corporation (the "Major Shareholder"), and James Cannavino, Dennis Murray and Charles Feld, solely in their capacities as trustees under the Voting Trust Agreement (as defined below), or any successor trustees appointed pursuant to the terms of such Agreement (each, a "Trustee" and collectively, the "Trustees").

                              W I T N E S S E T H :

                  WHEREAS, the Major Shareholder Beneficially Owns 6,145,767 shares of the common stock, $.001 par value per share (the "Common Stock"), of Softworks, Inc., a Delaware corporation (the "Company"); and

                  WHEREAS, the Major Shareholder entered into a Voting Trust Agreement, dated as of August 3, 1998, by and among Daniel DelGiorno, Jr., James Cannavino and Robert Devine, as trustees, the Company and Major Shareholder (the "Voting Trust Agreement") and deposited into the voting trust created pursuant and subject to the terms and conditions of the Voting Trust Agreement (the "Voting Trust"), and assigned and transferred to the Trustees, the shares of Common Stock owned by the Major Shareholder (the shares of Common Stock Beneficially Owned by the Major Shareholder, together with any shares of Common Stock acquired by the Major Shareholder after the date hereof and prior to the consummation or termination of the Offer (as hereinafter defined), upon exercise of options or otherwise, and subject to the Voting Trust are referred to herein as the "Shares"); and

                  WHEREAS, the Voting Trust Agreement provides, among other things, that the Trustees will have certain rights relating to the sale and voting of the Shares; and

                  WHEREAS, simultaneously with the execution of this Agreement, Parent, Purchaser and the Company are entering into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement")
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pursuant to which, among other things, Purchaser is agreeing to promptly commence a cash tender offer (as such tender offer may hereafter be amended from time to time, the "Offer") to purchase all of the issued and outstanding shares of Common Stock; and

                  WHEREAS, as an inducement and a condition to their willingness to enter into the Merger Agreement and incur the obligations set forth therein, including the Offer and the subsequent merger of the Purchaser with and into the Company as contemplated thereby (the "Merger"), Parent and Purchaser have requested that the Trustees and the Major Shareholder agree, and the Trustees and the Major Shareholder have agreed, to tender the Shares at any time during the term of this Agreement pursuant to the Offer, to vote all the Shares in favor of the Merger, and to grant to Parent an option to acquire all the Shares under certain circumstances, all on the terms and conditions contained in this Agreement; and

                  WHEREAS, the Major Shareholder desires that the Trustees undertake, pursuant to the Voting Trust, all of the actions set forth herein and intends and hereby directs the Trustees to take all such actions.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements set forth herein and the promises, representations, warranties, covenants and agreements of Parent and Purchaser in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Definitions. For purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

                  "Beneficially Own" or "Beneficial Ownership" shall mean, with respect to any securities, having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

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                  "Option Expiration Date" shall mean the date 15 business days after the termination of the Merger Agreement in accordance with Article VII thereof.

                  "Person" shall mean a natural person, corporation, partnership, joint venture, association, trust, limited liability company, business trust, joint stock company, unincorporated organization or other entity.

                  "Transfer" shall mean, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and the entering into of any option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

                  "Voting Period" shall mean the period from the date hereof until the termination of this Agreement in accordance with its terms.

         2. Restrictions. Neither the Trustees nor the Major Shareholder shall, until the termination of this Agreement in accordance with its terms, directly or indirectly, (a) except as provided in Section 3 hereof, Transfer the Shares to any Person, grant any proxies or powers of attorney or enter into a voting agreement, understanding or arrangement with respect to the Shares, or (b) take any action that would make any representation or warranty of the Trustees or the Major Shareholder herein untrue or incorrect or would result in a breach by the Trustees or the Major Shareholder of any of its respective obligations under this Agreement or a breach by the Company of its obligations under the Merger Agreement.

         3. Tender of Shares. The Trustees and the Major Shareholder hereby agree to validly tender or cause to be validly tendered, pursuant to and in accordance with the terms of the Offer, promptly after Purchaser commences the Offer (but in no event later than five business days after the date of such commencement or,

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with respect to shares of Common Stock acquired by the Major Shareholder and deposited in the Voting Trust after the date of this Agreement upon exercise of options or otherwise, no later than five business days after the date of such acquisition), all of the Shares and to not withdraw such Shares unless the Merger Agreement shall be validly terminated in accordance with Article VII thereof.

         4. No Solicitation of Competing Transaction. Neither the Trustees nor the Major Shareholder shall (and each of them shall cause its respective representatives and agents not to), directly or indirectly, (a) initiate, solicit or encourage, or take any action to facilitate the making of, any offer or proposal which constitutes or is reasonably likely to lead to any Acquisition Proposal (as defined in the Merger Agreement) or any inquiry with respect thereto, or (b) in the event of an unsolicited Acquisition Proposal, engage in negotiations or discussions with, or provide any information or data to, any Person (other than Parent, Purchaser or any of their respective representatives or agents) relating to any Acquisition Proposal.

         5. Voting of Shares; Proxy. (a) During the Voting Period, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, the Major Shareholder and the Trustees shall vote (or cause to be voted) all of the Shares: (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval and adoption of the Merger and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, provided that to the extent that such actions require the payment of filing or registration fees on the part of the Trustees or Major Shareholder in excess of $10,000, Parent shall reimburse the Trustees or Major Shareholder, as the case may be, for any such excess; (ii) against any action or agreement that would (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the

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Company under the Merger Agreement or of the Trustees or the Major Shareholder
under this Agreement or (B) impede, interfere with, delay, postpone, or adversely affect the Offer, the Merger or any other transaction contemplated by the Merger Agreement or this Agreement; and (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Offer, the Merger and any other transaction contemplated by the Merger Agreement and this Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries (as defined in the Merger Agreement) (including any transaction contemplated by an Acquisition Proposal); (B) any sale, lease or transfer of a material amount of the assets or business of the Company or its Subsidiaries, or any reorganization, restructuring, recapitalization, special dividend, dissolution, liquidation or winding up of the Company or its Subsidiaries; (C) any material change in the present capitalization of the Company or its Subsidiaries or any amendment of the Certificate of Incorporation of the Company; (D) any other material change in the Company's corporate structure or business; and (E) any other action that is intended or could reasonably be expected to impede, interfere with, delay, postpone, discourage or materially adversely affect the Offer, the Merger, any other transaction contemplated by the Merger Agreement or this Agreement or the contemplated economic benefits of any of the foregoing. The Trustees shall not enter into any agreement, arrangement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 5.

         (b) IRREVOCABLE PROXY. THE MAJOR SHAREHOLDER AND EACH TRUSTEE HEREBY SEVERALLY APPOINTS PAUL T. DACIER AND DAVID DONATELLI IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF PURCHASER, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF PURCHASER, AND ANY OTHER DESIGNEE OF PURCHASER, EACH OF THEM INDIVIDUALLY, THE MAJOR SHAREHOLDER'S AND THE TRUSTEE'S, AS APPROPRIATE, IRREVOCABLE (UNTIL THE TERMINATION OF THE VOTING PERIOD) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED

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IN SECTION 5(A) ABOVE. EACH OF THE MAJOR SHAREHOLDER AND EACH TRUSTEE INTENDS
THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION OF THE VOTING PERIOD) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION AND EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY THE TRUSTEE WITH RESPECT TO THE SHARES.

         6. Waiver of Appraisal or Dissenting Rights. The Trustees and the Major Shareholder hereby waive any rights of appraisal or rights to dissent from the Merger under the General Corporation Law of the State of Delaware.

         7. Waiver of Claims. Each of the Trustees and the Major Shareholder hereby waives and relinquishes any claims, actions, recourse or other rights of any nature which the Trustees or the Major Shareholder may have against the Company, Parent or Purchaser which arises out of or relates to the Major Shareholder's ownership of the Shares, its status as a stockholder of the Company, the conduct of the business of the Company or the Major Shareholder or the authorization, execution and delivery of the Merger Agreement or this Agreement or the consummation of the transactions contemplated thereby or hereby; provided, however, that the provisions of this Section 7 shall not extend to the obligations of Parent and Purchaser pursuant to this Agreement.

         8. Option. (a) The Major Shareholder and the Trustees hereby irrevocably grant Parent an option (the "Option"), exercisable only upon the events and subject to the conditions set forth herein, but in no event earlier than January 1, 2000, to purchase any or all of the Shares at a purchase price per share equal to $10.00 (or such higher per share price as may be offered by Purchaser in the Offer).

         (b) Subject to the conditions to the Offer and Purchaser's obligation to purchase tendered Common Stock, each as set forth in the Merger Agreement, and the termination provisions of Section 12, and provided that theretofore Purchaser shall have commenced the

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Offer, Parent may exercise the Option in whole or in part at any time prior to the Option Expiration Date if (x) the Major Shareholder or the Trustees fail to comply with any of their obligations under this Agreement, or the Major Shareholder or the Trustees withdraw the tender of the Shares (but the Option shall not limit any other right or remedy available to Parent or Purchaser against the Major Shareholder or the Trustees for breach of this Agreement) or
(y) the Offer is not consummated because of the failure to satisfy any of the conditions to the Offer set forth in the Merger Agreement (other than as a result of any action or inaction of the Parent or Purchaser that constitutes a breach of the Merger Agreement).

                  Upon the occurrence of any of such circumstances, Parent shall be entitled to exercise the Option and purchase the Shares, and the Trustees and the Major Shareholder shall sell the Shares to Parent. Parent shall exercise the Option by delivering written notice of such exercise to the Trustees (the "Notice"), specifying the number of Shares to be purchased and the date, time and place for the closing of such purchase, which date shall not be less than three business days nor more than five business days from the date the Trustees receive the Notice and in no event shall such date be later than the Option Expiration Date. The closing of the purchase of Shares pursuant to this Section 7(b) (the "Closing") shall take place on the date, at the time and at the place specified in such Notice; provided, that if at such date any of the conditions to the Offer and Purchaser's obligation to purchase tendered Common Stock shall not have been satisfied (or waived), Parent may postpone the Closing until a date within five business days after such conditions are satisfied (but not later than the Option Expiration Date). Upon the request of Parent, the Trustees and the Major Shareholder shall promptly take, or cause to be taken, all action required to effect all necessary filings by the Trustees and the Major Shareholder under the HSR Act (as defined in the Merger Agreement) and shall cooperate with Parent with respect to the filing obligations of Parent and Purchaser, in each case as may be required in connection with the Closing.


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         (c) At the Closing, the Trustees and the Major Shareholder will deliver to Parent (i) a certificate, dated the date of the Closing, certifying that the representation and warranty of the Trustees in Section 10(a) is true and correct as of the date of the Closing; (ii) a certificate, dated the date of the Closing, signed by an officer of the Major Shareholder certifying that the representation and warranty of the Major Shareholder in Section 11(a) is true and correct as of the date of the Closing; and (iii) in accordance with Parent's instructions, the certificates representing the Shares and being purchased pursuant to Section 7(a), duly endorsed or accompanied by stock powers duly executed in blank. At such Closing, Parent shall deliver to the Major Shareholder, by bank wire transfer of immediately available funds, an amount equal to the number of Shares being purchased from the Major Shareholder as specified in the Notice multiplied by $10.00 (or such higher per share price as may be offered by Purchaser in the Offer).

         (d) In the event of the exercise by Parent of the Option and the subsequent sale by Parent of any or all of the Shares within 60 days of the Closing (provided, however, that in the event of the commencement of any tender offer by any third party, unaffiliated with Major Shareholder, for any and all shares of the Common Stock outstanding (a "Third Party Tender Offer") during such 60 day period, such 60 day period shall be extended to the earlier of (x) 60 days from the commencement of the Third Party Tender Offer or (y) 120 days from the Closing) in connection with or pursuant to any Acquisition Proposal (a "Subsequent Sale"), Parent shall pay Major Shareholder, within two business days of the Subsequent Sale, an amount equal to the product of (A) 30% of the difference between (x) the proceeds per Share received by Parent from the Subsequent Sale and (y) the Offer Price or such higher price per Share as shall be paid to the Major Shareholder by Purchaser, as adjusted for splits, combinations and the like, multiplied by (B) the number of Shares sold pursuant to the Subsequent Sale.

         (e) Parent and Purchaser shall be solely responsible for any obligations either of them have

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pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder.

         9. No Purchase. Purchaser and Parent may allow the Offer to expire without accepting for payment or paying for any Shares, on the terms and conditions set forth in the Offer to Purchase (as defined in the Merger Agreement), and may allow the Option to expire without exercising the Option and purchasing all or any Shares pursuant to such exercise. If all Shares validly tendered and not withdrawn are not accepted for payment and paid for in accordance with the terms of the Offer to Purchase or pursuant to the exercise of the Option, they shall be returned to the Trustees, whereupon they shall continue to be held by the Trustees subject to the terms and conditions of this Agreement.

         10. Representations and Warranties of the Trustees. Each Trustee represents and warrants to Parent and Purchaser as follows:

         (a) The Trustees have, in trust, good and marketable record title to the Shares, free and clear of any claims, security interests, liens and encumbrances, and the transfer of such portion of the Shares hereunder will pass to Purchaser (or to Parent pursuant to the exercise of the Option) good and marketable record title to such portion of the Shares, free and clear of any claims, security interests, liens and encumbrances whatsoever.

         (b) James Cannavino, Dennis Murray and Charles Feld are the only lawful and duly appointed trustees of the Voting Trust and have the full power, authority and legal right to enter into this Agreement and to carry out the transactions contemplated hereby.

         (c) This Agreement constitutes the legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, moratorium or other

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                  similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies).

         (d) This Agreement and the execution and delivery hereof by the Trustee does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or result in any violation of the Voting Trust Agreement, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Trustee.

         (e) Any information furnished by Major Shareholder for inclusion in the Schedule 14D-1, the Schedule 14D-9 and the Proxy Statement (as each such term is defined in the Merger Agreement) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make any such statement made by the Major Shareholder, in the light of the circumstances under which it is made, not misleading.

         11. Representations and Warranties of the Major Shareholder. The Major Shareholder represents and warrants to Parent and Purchaser as follows:

         (a) The Major Shareholder Beneficially Owns, but is not the record holder of, the Shares, free and clear of any claims, security interests, liens and encumbrances, other than the Voting Trust, and the transfer of such portion of the Shares hereunder will pass to Purchaser (or to Parent pursuant to the exercise of the Option) Beneficial Ownership to such portion of the Shares free and clear of any claims, security interests, liens and encumbrances whatsoever.

         (b) Major Shareholder is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and is in good standing under the laws of its jurisdiction of incorporation. Major Shareholder has the corporate power and


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                  authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by Major Shareholder of this Agreement and the performance by Major Shareholder of its obligations hereunder have been duly and validly authorized by the Board of Directors of Major Shareholder and no other corporate proceedings on the part of Major Shareholder is necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

         (c) This Agreement constitutes the legal, valid and binding agreement of the Major Shareholder enforceable in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies).

         (d) This Agreement covers all of the shares of Common Stock owned by the Major Shareholder and its affiliates except for options to purchase shares of Common Stock which were granted by the Company to the Major Shareholder (provided, however, that any Shares acquired by the Major Shareholder upon exercise of any such options after the date hereof and prior to the consummation or termination of the Offer are covered by this Agreement). As of the date hereof, the Major Shareholder Beneficially Owns 6,145,767 shares of the Company's Common Stock and all such shares are subject to the Voting Trust.

         (e) This Agreement and the execution and delivery hereof by the Major Shareholder does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or result in any violation of the Voting Trust Agreement, (ii) result in a violation of or breach of, or constitute (with or without

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                  due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instruments or obligations to which the Major Shareholder is a party or by which any of their property or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Major Shareholder or any of its properties or assets.

         (f) To the knowledge of the Major Shareholder, the representations and warranties made by the Company in the Merger Agreement are true and correct in all material respects as of the date hereof, and, to the knowledge of the Major Shareholder, there is no condition or state of facts which could cause the Company to breach any of such representations and warranties during the period from the date hereof until the earlier of
                  (x) the consummation of the Merger or (y) the termination of the Merger Agreement in accordance with its terms.

         12. Representations and Warranties of Parent and Purchaser. Parent and Purchaser hereby represent and warrant to Major Shareholder and the Trustees as follows:

         (a) Each of Parent and Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and each of them is in good standing under the laws of its jurisdiction of incorporation. Parent and Purchaser have all necessary corporate power and authority to execute and deliver this Agreement and perform their respective obligations hereunder. The execution and delivery by Parent and Purchaser of this Agreement and the performance by Parent and Purchaser of their respective obligations hereunder have been duly and


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                  validly authorized by the Board of Directors of each of Parent and Purchaser and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

         (b) This Agreement has been duly and validly executed and delivered by Parent and Purchaser and constitutes a valid and binding Agreement of each of Parent and Purchaser, enforceable against each of them in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies).

         13. Termination. This Agreement shall terminate on the earlier of (i) the purchase by Purchaser of the Shares pursuant to the Offer or (ii) the Option Expiration Date. The provisions of Sections 7, 10 and 11 hereof shall survive the termination of this Agreement.

         14. Specific Performance. The parties hereto acknowledge and agree that if any of the provisions of this Agreement were not performed by the Trustees or the Major Shareholder, as the case may be, in accordance with their specific terms or were otherwise breached, Parent would not have an adequate remedy at law and would be irreparably harmed and that the damages therefor would be difficult to determine. It is accordingly agreed that Parent shall be entitled to injunctive relief to prevent breaches of this Agreement by the Trustees and the Major Shareholder and to specifically enforce the terms and provisions hereof in any court of the United States located in the Commonwealth of Massachusetts or in Massachusetts state court, this being in addition to any other remedy to which they are entitled at law or in equity.

         15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to

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have been duly given if hand delivered in person or by next-day courier, transmitted by facsimile or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

         (a)      If to Parent, to:

                  EMC Corporation
                  35 Parkwood Drive
                  Hopkinton, Massachusetts 01748
                  Attention: Vice President,
                             Corporate Development
                  Telephone No.: (508) 435-1000
                  Facsimile No.: (508) 435-8900

         with a copy to:

                  EMC Corporation
                  35 Parkwood Drive
                  Hopkinton, Massachusetts 01748
                  Attention:  Office of the General Counsel
                  Telephone No.: (508) 435-1000
                  Facsimile No.: (508) 497-6915

         and a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  One Beacon Street
                  Boston, Massachusetts  02108
                  Attention:  Margaret A. Brown, Esq.
                  Telephone No:  (617) 573-4800
                  Facsimile No:  (617) 573-4822

         (b)      If to the Trustees, to:

                  c/o Softworks, Inc.
                  803 Windsor Drive SE
                  Redmond, Washington  98053
                  Attention:  James A. Cannavino
                  Telephone No.:  (425) 427-8985
                  Facsimile No.:  (425) 837-1083


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                  4437 Livingston Avenue
                  Dallas, Texas  75205
                  Attention:  Charles Feld
                  Telephone No.: (214) 522-3140
                  Facsimile No.: (972) 791-3951

                  Marist College
                  3399 North Road
                  Poughkeepsie, New York 12601
                  Attention: Dr. Dennis Murray
                  Telephone No.: (914) 575-3600
                  Facsimile No.: (914) 575-3337

         with a copy to:

                  Blau, Kramer, Wactlar & Lieberman, P.C.
                  100 Jericho Quadrangle
                  Jericho, New York 11753
                  Attention:  David H. Lieberman, Esq.
                  Telephone No.:  (516) 822-4820
                  Facsimile No.:  (516) 822-4824

         (c)      If to the Major Shareholder, to:

                  Computer Concepts Corp.
                  80 Orville Drive
                  Bohemia, New York  11716
                  Attention:  Daniel DelGiorno, Jr., President
                          Telephone No.: (516) 244-1500
                          Facsimile No.: (516) 244-1468

         with a copy to:

                  Beckman, Millman & Sanders LLP
                  116 John Street
                  New York, New York  10038
                  Attention:  Michael Beckman, Esq.
                  Telephone No.:  (212) 406-4700
                  Facsimile No.:  (212) 406-3750

or to such other address as the person to whom notice is given may have previously furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

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         16. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned Subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         17. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflicts of law rules. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the Commonwealth of Massachusetts or any Massachusetts state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal or state court sitting in the Commonwealth of Massachusetts.

         19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         20. Effect of Headings. The headings herein are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.


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         21. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof.



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              IN WITNESS WHEREOF, this Agreement has been duly executed under seal and delivered by the parties hereto on the date first above written.

EMC CORPORATION


                                              By  /s/ Michael J. Cody
                                              ---------------------------------
                                              Name:   Michael J. Cody
                                              Title:  Vice President, Corporate
                                                      Development


                                              EAGLE MERGER CORP.


                                              By /s/ Paul T. Dacier
                                              ---------------------------------
                                              Name:  Paul T. Dacier
                                              Title: Secretary


                                              COMPUTER CONCEPTS CORP.



                                              By /s/ Daniel DelGiorno
                                              ---------------------------------
                                              Name:  Daniel DelGiorno
                                              Title: Chairman


                                              TRUSTEES:

                                                 /s/ James Cannavino
                                              ---------------------------------
                                              James Cannavino, as trustee under
                                              the Voting Trust Agreement, dated
                                              as of August 3, 1998


                                                 /s/ Dennis Murray
                                              ---------------------------------
                                              Dennis Murray, as trustee under
                                              the Voting Trust Agreement, dated
                                              as of August 3, 1998


                                                 /s/ Charles Feld
                                              ---------------------------------
                                              Charles Feld, as trustee under
                                              the Voting Trust Agreement, dated
                                              as of August 3, 1998